UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 12, 2005
______________

NEWFIELD EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)
______________

Delaware	1-12534	72-1133047
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

363 N. Sam Houston Parkway E., Suite 2020
Houston, Texas 77060
(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 847-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On September 12, 2005, Newfield issued a press release providing an operational update following Hurricane Katrina. A copy of the press release is furnished herewith as Exhibit 99.1.

The statements in the press release regarding likely total deferred production volumes, expected total production for 2005 and the effects of increases in commodity prices are forward-looking and are based upon assumptions and anticipated results that are subject to numerous uncertainties. Actual results may vary significantly from those anticipated due to many factors, including drilling results, oil and gas prices, well and waterflood performance, severe weather conditions (such as hurricanes), the prices of goods and services, the availability of drilling rigs and other support services and other factors set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2004.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

	99.1	Press release issued by Newfield Exploration Company on September 12, 2005.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY

Date: September 13, 2005	By:	/s/ TERRY W. RATHERT
Terry W. Rathert
Senior Vice President and Chief Financial Officer

3

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Newfield Exploration Company on September 12, 2005.